UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  June 24, 2019

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GMO	NYSE American and Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                   Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of General Moly, Inc. (the “Company”) was held on June 24, 2019. The matters that were voted upon at the meeting, and the number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such matter are set forth below.  Stockholders voted in accordance with the Board of Directors’ recommendations on each matter and voted to (1) elect two nominees for director; (2) approve, by advisory vote, the Company’s executive compensation; (3) approve the General Moly, Inc. 2006 Equity Incentive Plan, as amended and restated; (4) approve an amendment to the Company’s certificate of incorporation providing the Board of Directors the flexibility to effect a reverse stock split of the Company’s common stock; and (5) ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Proposal #1  Election of two Class III members of the Board of Directors

	For	Against	Abstain	Broker Non-Votes
Bruce D. Hansen	61,321,670	334,594	683,896	42,809,950
Mark A. Lettes	56,880,655	4,469,414	990,091	42,809,950

Proposal #2  Advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
59,993,615	1,284,442	1,062,103	42,809,950

Proposal #3  Approval of the General Moly, Inc. 2006 Equity Incentive Plan, as amended and restated

For	Against	Abstain	Broker Non-Votes
57,550,076	3,634,869	1,155,215	42,809,950

Proposal #4  Approval of an amendment to the Company’s Certificate of Incorporation to provide the Board of Directors the flexibility to effect a reverse stock split of the Company’s common stock

For	Against	Abstain	Broker Non-Votes
95,583,281	7,749,493	1,817,336	—

Proposal #5  Ratification of the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019

For	Against	Abstain	Broker Non-Votes
101,261,402	662,704	3,226,004	—

Item 8.01                   Other Events

On June 26, 2019, the Company issued a press release announcing the results of the annual meeting of stockholders and the receipt of a recent notification from the NYSE American LLC that the Company is back in compliance with the stock exchange’s continued listing standards, due to a higher average trading price for the Company’s common stock.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press Release of General Moly, Inc. dated June 27, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: June 27, 2019	By:	/s/ Amanda Corrion
Amanda Corrion
Principal Accounting Officer